AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December 1, 1999 by and among Preferred Life Insurance Company of New York, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. is hereby amended by deleting the existing Schedule 1 & 2 and inserting in lieu thereof the following:

                                   SCHEDULE 1
               (1st revised edition - effective February 1, 2000)

SEPARATE ACCOUNTS
o        Preferred Life Variable Account C

CONTRACTS

o        USAllianz Advantage

                                   SCHEDULE 2

PORTFOLIOS OF OPPENHEIMER VARIABLE ACCOUNT FUNDS
------------------------------------------------
o        Oppenheimer Main Street Growth & Income Fund/VA
o        Oppenheimer Global Securities Fund/VA
o        Oppenheimer High Income Fund/VA

IN WITNESS WHEREOF, the parties have caused their duly authorized officer's to execute this amendment to the participation agreement as of February 1, 2000.

OPPENHEIMER VARIABLE ACCOUNT FUNDS        OPPENHEIMERFUNDS, INC.

By:/S/ ANDREW J. DONOHUE                  By: /S/ANDREW J. DONOHUE
   ---------------------------                   ---------------------
Name:  ANDREW J. DONOHUE                  Name:  ANDREW J. DONOHUE
     -----------------------                     -----------------------
Title: VICE PRESIDENT AND SECRETARY       Title: EXECUTIVE VICE PRESIDENT AND
      -----------------------------              -----------------------------
                                                    General Counsel

PREFERRED LIFE INSURANCE COMPANY OF
NEW YORK

By:  /s/MICHAEL T. WESTERMEYER
------------------------------
Name: MICHAEL T. WESTERMEYER
-----------------------------
Title:   SECRETARY
-----------------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December 1, 1999 by and among Preferred Life Insurance Company of New York, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. is hereby amended by deleting the existing Schedule 1 & 2 amended November 5, 2001 and inserting in lieu thereof the following:

                                   SCHEDULE 1
                  (3rd revised edition - effective May 1, 2002)

SEPARATE ACCOUNTS

o    Preferred Life Variable Account C

CONTRACTS

o    NY VM IV/ Advantage

                                   SCHEDULE 2

PORTFOLIOS OF OPPENHEIMER VARIABLE ACCOUNT FUNDS
o    Oppenheimer Main Street Growth & Income Fund/VA (non-services shares)
o    Oppenheimer Global Securities Fund/VA (non-services shares)
o    Oppenheimer High Income Fund/VA (non-services shares)

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of February 1, 2002.

OPPENHEIMER VARIABLE ACCOUNT FUNDS          OPPENHEIMERFUNDS, INC.

By: /S/ DENIS R. MOLLEUR               By:      /S/ DENIS R. MOLLEUR
   --------------------------                  --------------------------
Name:   Denis R. Molleur               Name:        Denis R. Molleur
Title:  Assistant Secretary            Title:       Vice President

PREFERRED LIFE INSURANCE COMPANY OF NEW YORK

By:  /s/ SUZANNE J. PEPIN
--------------------------
Name:    SUZANNE J. PEPIN
--------------------------
Title:   SECRETARY
--------------------------

                          AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December 1, 1999 by and among Allianz Life Insurance Company of New York, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. is hereby amended by deleting the existing Schedule 1 & 2 amended May 1, 2003 and inserting in lieu thereof the schedules below:

                                   SCHEDULE 1
                (5th revised edition - effective April 30, 2004)

SEPARATE ACCOUNTS
o        Allianz Life of NY Variable Account C

CONTRACTS

o        USAllianz Advantage
o        USAllianz Opportunity
o        USAllianz Charter II NY

                                   SCHEDULE 2

PORTFOLIOS OF OPPENHEIMER VARIABLE ACCOUNT FUNDS
------------------------------------------------
o        Oppenheimer Main Street Fund/VA
o        Oppenheimer Global Securities Fund/VA
o        Oppenheimer High Income Fund/VA

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of April 30, 2004.

OPPENHEIMER VARIABLE ACCOUNT FUNDS         OPPENHEIMERFUNDS, INC.

By:/S/ CHRISTINA NASTA                 By:    /S/ DAVID ROBERTSON
   -------------------------                -------------------------
Name:  CHRISTINA NASTA                 Name:      DAVID ROBERTSON
      ---------------                             ---------------
Title: VP                              Title:     SVP
      ----------------------                      ---

ALLIANZ LIFE INSURANCE COMPANY OF
NEW YORK

By:  /s/ STEWART GREGG
--------------------------
Name:    STEWART D. GREGG
-------------------------
Title:   ASSISTANT SECRETARY AND SENIOR COUNSEL
-----------------------------------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December 1, 1999 by and among Allianz Life Insurance Company of New York, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. is hereby amended by deleting the existing Schedule 1 & 2 amended April 30, 2004 and inserting in lieu thereof the schedules below:

                                   SCHEDULE 1
                        (Revised - effective May 1, 2006)

SEPARATE ACCOUNT
o   Allianz Life of NY Variable Account C


CONTRACTS

o   Allianz Advantage
o   Allianz Opportunity
o   Allianz Charter II NY


                                   SCHEDULE 2

PORTFOLIOS OF OPPENHEIMER VARIABLE ACCOUNT FUNDS

o   Oppenheimer Global Securities Fund/VA
o   Oppenheimer High Income Fund/VA
o   Oppenheimer Main Street Fund/VA

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of May 1, 2006.


OPPENHEIMER VARIABLE ACCOUNT FUNDS                   OPPENHEIMERFUNDS, INC.
By: /s/ Brian W. Wixted                              By: /s/ Cristina L. Loftos
Name: Brian W. Wixted                                Name:   Cristina L. Loftos
Title: Treasurer                                     Title: Vice President

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
By: /s/ STEWART D. GREGG
Name: Stewart D. Gregg
Title:   Assistant Secretary and Senior Securities Counsel